UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05009

COLORADO BONDSHARES —

A TAX-EXEMPT FUND

(Exact name of registrant as specified in its charter)

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Address of principal executive offices) (Zip code)

FRED R. KELLY, JR.

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-572-6990

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2022

ITEM 1. REPORTS TO STOCKHOLDERS.

November 22, 2022

Dear Shareholders:

Please find attached financial highlights for the period ended September 30, 2022. According to Lipper, a firm that keeps track of such details, we are the best performing fund in our peer group this year. That’s fine for bragging rights at the coffee shop, but it is of little solace to our shareholders who have experienced real pain this year. All such accolades really mean at a time like this is that Colorado BondShares is merely the “cleanest dirty shirt in the laundry.” Another statistic says this was the worst year since 1788 in bond history. I cannot personally vouch for that proclamation and don’t know anyone that can. What I do know is that the last ten years have been particularly punitive to savers because it has been hard to earn a decent return on interest-based investments. For those on a fixed income it has been difficult to get by. At long last the tables have turned, and income is easier to achieve than before. This is the scenario that bondholders dream of, and fortunes will likely be made, as a result.

Colorado BondShares current yield as of 12/31/2021 was only 3.59%, due in large part to the high cash balances we were carrying. Now, in 2022, as we have committed those funds to higher earning instruments, we have been able to capture a yield, which changes daily, as of this writing is approximately 4.80% and hopefully going higher. The offset of course is that bond prices have inversely gone down to reflect the higher interest rate environment and our share price has been hurt as a result. But let’s dig a little deeper into what that statement ultimately means. First and foremost, we have not sold anything out of the portfolio and do not intend to do so. Hence, any paper losses we presently show are not permanent. Second, unlike a stock portfolio, every day that goes by gets us closer to that happy day when we are paid in full on our holdings, no matter how they are valued today. Third, we have been using this time of discounted prices to build for the future and lock in enhanced returns. The fund is now down approximately 10% year-to-date but we are buying bonds down as much as 30% from where they were just a year ago. Does that sound like building value to you? Ask yourself this; would I be willing to sacrifice and show a loss this year (which I’ll likely get back later) to lock in an attractive income stream mostly free of taxation for the years ahead? Most of you have answered yes to that question and we thank you for that.

Barring a miracle in the closing few days of this calendar year, 2022 will go down as our worst. However, we are focused on the long-term nature of the fund and how results tend to average out over time. We are a bet on Colorado, maybe the purest such play out there. The prospects are positive and have not changed. Just because it hasn’t rained here much lately doesn’t mean it won’t again. Mother Nature has a way of evening things out as do the financial markets and time helps. I’m not smart enough to know when all this market madness is over. I’ve already prematurely predicted its demise. But I do think that when it does end, there could be equity-like returns on selective bond investments like ours.

Based on our early review, there will be a consolation prize for shareholders in the form of a small special dividend of capital gains earned this year amounting to about a penny and a half a share. That’s not much but it may help you buy a couple gallons of gas.

Finally, we wish to thank you so much for the many courtesies extended to us here at the fund during a challenging time for all. Best shareholders EVER!!

Sincerely,

Fred R. Kelly, Jr.

Portfolio Manager

Officers and Trustees

George N. Donnelly, Chairman of the Board of Trustees, Interim President, Secretary, Treasurer and Trustee

Bruce G. Ely, Trustee

James R. Madden, Trustee

Fred R. Kelly, Jr., Portfolio Manager

Investment Adviser

Freedom Funds Management Company

Transfer, Shareholder Servicing, and Dividend Disbursing Agent

Freedom Funds Management Company

Distributor

Colorado Financial Service Corporation

Custodian of Portfolio Securities

UMB Bank, N.A.

Independent Registered Public Accounting Firm

Plante & Moran, PLLC

Special Legal Counsel

Kutak Rock LLP

This report is submitted for the general information of the shareholders of Colorado BondShares – A Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of the Fund. The prospectus contains information concerning the investment policies and expenses of the portfolio in addition to other pertinent information. Shares of Colorado BondShares — A Tax-Exempt Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

FEDERAL INCOME TAX INFORMATION

(unaudited)

The Fund hereby designates the following amount for the Fund’s fiscal year ended September 30, 2022:

Exempt interest dividends: 95.64%

In early 2023, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2022. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Individual shareholders should refer to their Form 1099s or other tax information to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisers.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The fiscal year ending September 30, 2022 was composed of two starkly different halves. In the first part of the year, the economy continued its strong recovery from the COVID-19 induced slowdown and financial markets reached new highs. While, in the second part of the year, interest rates were increased rapidly to combat inflation, causing the value of financial assets to decline and economic activity to slow. These events injected volatility and uncertainty into the financial markets, causing the price of Colorado BondShares — A Tax Exempt Fund (“Fund”) to decrease. However, the Fund is managed in a conservative manner and with a long-term focus. Those investment principles result in the Fund only acquiring assets underwritten to successfully withstand downside scenarios, which should position it well regardless of how the economy unfolds, and maintaining high cash balances, which allowed it to opportunistically buy high-quality assets at discounted prices during the year.

Inflation increased notably in 2022, driven by the war in Ukraine, the zero-COVID policy in China, and the release of excess demand built up from lockdowns. The Federal Reserve is combating this inflationary surprise by raising interest rates at one of the quickest paces in recent history. Even though the stock and bond markets have declined significantly and some large technology companies have announced layoffs, it will likely take another six to twelve months before the effects of these interest rate hikes are fully reflected into the economy. How the economy reacts to this will play a prominent role in determining the level of future interest rates, which will also play a meaningful part in influencing the price of financial assets, such as the Fund. Given that the growth of many inflation indicators — rent, lumber and iron ore prices, ocean shipping rates, and used car values — recently started decelerating or declining, there is hope that this interest rate shock therapy will not be a long-term phenomenon.

Despite the uncertain national landscape, the economy in Colorado continued to expand this year, although at a slower pace than in previous years. The foundation that has supported Colorado’s population and job growth — an active lifestyle, a pro-business climate, and a deep pool of talented workers — remains in place, motivating new companies to relocate to Colorado and existing companies to expand. Virta Health and ViewRay Technologies, two healthcare companies, separately announced their intention to relocate their headquarters to Denver. Many firms within Colorado’s established clusters (technology, finance, health care, energy, defense, and space) expanded as well, including Ball Corporation and Boom Supersonic. The growth that these firms produce will support the local economy and its property values, on which many of the Fund’s investments rely.

A large portion of the Fund’s investments are secured by property taxes connected to residential real estate. As a result of the rapid increase in mortgage rates, Colorado’s residential housing market has shifted from a frenzied seller’s market, highlighted by bidding wars and rapidly increasing prices, to a balanced market, where houses take longer than a handful of days to sell. High mortgage rates have impacted the market. Annual sales are down meaningfully this year as the cost of buying a home has increased dramatically. This has also caused the number of homes for sale to rise. Although this inventory has risen by a sizable amount year-over-year, it still has not recovered to its pre-pandemic level, a time when many argued that the market was undersupplied. Additionally, new listings have actually declined as sellers wait for the market to recover and are not forced to sell into an unfavorable climate. When thinking about the potential magnitude of this slowdown, it is helpful to consider the ways in which it is different from the housing correction of 2008. At that time, a sizable amount of the housing stock was financed with adjustable-rate mortgages, which forced owners to sell after teaser rates reset, and there was an oversupply of homes. Additionally, many builders used aggressive amounts of debt, which undercut their ability to successfully navigate the recession. This combination of factors created distressed sellers, which caused home prices to decline notably. Today’s market is very different. Most of the inventory is financed with 30-year fixed rate mortgages and the market has an undersupply problem. Furthermore, most of the homebuilders are conservatively financed, highlighted by the lowly levered publicly traded companies, which should prevent forced selling. Interest rates are influential but so are other factors, and home prices will be determined by the interaction of all these variables instead of just one.

Many of the Fund’s investments are secured by property taxes connected to commercial real estate, including office, apartment, retail, and industrial buildings. Interest rates impact the valuation of this asset class as well. However, to date, asset values have not been notably affected as fundamentals have been robust for certain sectors and owners are not entertaining discounted offers to buy their assets. The industrial market continues to benefit from a growing amount of retail sales occurring online, thereby increasing the demand for warehouse space, which is pushing up rents and supporting property values. Rents for apartment buildings along the Front Range surged over the summer as supply could not keep pace with demand, which offset any value destruction caused by a rise in discount rates. The office market is struggling as it deals with high vacancy rates caused by firms adjusting their footprint to the work-from-home trend. However, within that market, rents at class A buildings are increasing as the market experiences a flight to quality. Finally, the retail market has almost recovered from the pandemic, but tenant consolidation to the best locations continues in reaction to the rapid growth of e-commerce. During the year, the Fund acquired investments backed by industrial and apartment assets but stayed away from bonds secured by cash flows connected to retail and office assets.

The Fund also has a notable allocation to bonds secured by charter schools. This sector has many favorable characteristics. Charter schools receive funding on a per pupil basis. In order to boost/maintain funding, the school’s administrators need to increase/sustain enrollment, which is often correlated to their students achieving high test scores. This creates accountability with the teachers and school administrators, which drives them to excel at teaching while being mindful of costs. Additionally, these bonds are typically collateralized by real estate, providing another layer of downside protection. The administrators of the charter schools backing the Fund’s investments showed their talents over the last two years as they were able to maintain enrollment levels despite the turbulent environment, thereby supporting the credit of the underlying bonds.

Yields in the municipal bond market increased during the year, driven by the rise in rates of US Treasuries. The increase in Treasury rates adversely impacted other parts of the bond market too. Many indices that track investment grade bonds, high yield bonds, and mortgage-backed securities declined by 15% or more during the year. Within these individual markets, some parts underperformed other parts, such as risky assets typically declined by more than less risky assets, holding other things equal. However, for the most part, the price of all fixed income instruments, including municipal bonds, was negatively impacted by the rise in interest rates during the year.

For the year ending September 30, 2022, the Fund produced a total return of negative 5.72%, without considering the sales charge. This is the first time that the Fund produced a negative total return since it was founded in 1987. Like other parts of the bond market, the decline in the Fund’s price was driven by an increase in the rates of US Treasuries, which are used as the basis to value a bond’s stream of expected cash flows. It was not driven by events that adversely impacted the credit of the Fund’s underlying investments. The cash flows supporting those bonds were stable for the most part during the year. Relative to other parts of the fixed income universe, the Fund outperformed, highlighted by being ranked as the number one performing municipal bond fund in the US for the year ending September 30, 2022 according to Lipper Inc. This outperformance was driven by a handful of factors, such as creating a diversified portfolio with a sizeable allocation to variable rate securities and cash, not using leverage to augment returns, and diligently underwriting and monitoring all investments to ensure that the Fund only acquires and owns bonds with robust credit profiles. The Fund also used the decline in the market to opportunistically acquire bonds at discounted prices, reducing its cash balance as a percent of NAV by approximately 12% during the year ending September 30, 2022. These acquisitions should boost future returns. Finally, the Fund distributed $0.38 per share in income for the year compared to $0.39 last year. The slight decline in the annual distribution was entirely driven by a reduction in the capital gains distribution during the year.

PERFORMANCE SUMMARY (Unaudited)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

COLORADO BONDSHARES(1)

THE LIPPER GENERAL MUNICIPAL DEBT FUND INDEX(4)

AND THE BLOOMBERG BARCLAY MUNICIPAL BOND TOTAL RETURN INDEX(5)

(1)

Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

*

Fiscal year ended September 30, 2016 includes a principal write down of approximately $14.5 million due to an adverse decision by the Colorado State Court of Appeal on the Marin Metropolitan District bonds that is a non-recurring event outside of the control of the Fund.

(2)

Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period. Average annual total returns for the one-year, five-year and ten-year periods ended September 30, 2022 are -10.20%, 1.98%, and 3.10%, respectively. Average annual total includes the imposition of the sales charge and assumes the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

(3)	Includes reinvestment of dividends and adjustment for the maximum sales charge of 4.75%.

(4)

The Lipper General Municipal Debt Fund Index is a non-weighted index of the 30 largest funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Lipper General Municipal Debt Fund Index reflects no deductions for fees, expenses or taxes, includes reinvestment of dividends but does not reflect any adjustment for sales charge.

(5)

The Bloomberg Barclay Municipal Bond Total Return Index which replaced the Barclays Capital Municipal Bond Total Return Index (the “Barclay Index”) is considered representative of the broad market for investment grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. You cannot invest directly in this index. This index is not professionally managed and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower. The Fund selected the Bloomberg Barclay Index to compare the returns of the Fund to an appropriate broad-based securities market index. You should note, however, that there are some fundamental differences between the portfolio of securities invested in by the Fund and the securities represented by the Bloomberg Barclay Index. Unlike the Fund which invests primarily in not rated securities on issues of any size, the Bloomberg Barclay Index only includes securities with a rating of at least “Baa” by Moody’s Investor Services, Inc. from an issue size of no less than $50 million. Some of these differences between the portfolio of the Fund and the securities represented by the Bloomberg Barclay Index may cause the performance of the Fund to differ from the performance of the Bloomberg Barclay Index.

Colorado BondShares — A Tax-Exempt Fund

CREDIT QUALITY (unaudited)

Based on a Percentage of Total Net Assets as of September 30, 2022

Colorado BondShares — A Tax-Exempt Fund

SECTOR BREAKDOWN (unaudited)

Based on a Percentage of Total Net Assets as of September 30, 2022

* Cash & equivalents include cash and receivables less liabilities.

** Short-term investments include securities with a maturity date or redemption feature of one year or less, as identified in the Schedule of Investments.

Officers and Trustees of the Fund

The following tables list the trustees and officers of the Fund, together with their address, age, positions held with the Fund, the term of each office held and the length of time served in each office, principal business occupations during the past five years and other directorships, if any, held by each trustee and officer. Each trustee and officer has served in that capacity for the Fund continuously since originally elected or appointed. The Board of Trustees supervises the business activities of the Fund. Each trustee serves as a trustee until termination of the Fund unless the trustee dies, resigns, retires, or is removed. The Statement of Additional Information of the Fund includes additional information about Fund trustees and is available, without charge, upon request. Shareholders may call (800) 572-0069 to request the Statement of Additional Information.

Name, Address and Age	Position held with the Fund and Length of Time Served	Principal Occupation During the Past Five Years:	Other Directorships Held By Director
Non-Interested Trustees

Bruce G. Ely 1200 17th Street, Suite 850 Denver CO 80202 Age: 71	Trustee since July 2002	Mr. Ely was a Regional Director for Cutwater Asset Management, a wholly owned subsidiary of MBIA, Inc., until his retirement in September 2013.	None

James R. Madden 1200 17th Street, Suite 850 Denver CO 80202 Age: 78	Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past thirty years. He is also a stockholder and director of The Community Bank in western Kansas. He has been a bank director for 25 years.	None

Interested Trustees*

George N. Donnelly 1200 17th Street, Suite 850 Denver CO 80202 Age: 75	Chairman of the Board of Trustees, Trustee since inception of the Fund in 1987 and Interim President, Secretary and Treasurer of the Fund since September 26, 2008	Mr. Donnelly was a Senior Regional Vice President for Phoenix Life Insurance Company until his retirement in January 2010.	None

*George N. Donnelly is an “interested person” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position as both an officer and a trustee of the Fund as described in the table above. None of the trustees nor the officers of the Fund have any position with the Investment Adviser, the principal underwriter of the Fund, the distribution agent of the Fund, the service agent of the Fund or the custodian of the Fund, or any affiliates thereof. There is no family relationship between any officers and trustees of the Fund.

Compensation

The Board met three times during the fiscal year ended September 30, 2022. The following tables show the compensation paid by the Fund to each of the trustees during that year:

Name of Person, Position(s) with the Fund	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation from Fund Paid to Such Person

Non-Interested Trustees

Bruce G. Ely, Trustee	$3,000	N/A	$3,000

James R. Madden, Trustee	3,000	N/A	3,000

Interested Trustees

George N. Donnelly, Trustee, Interim President, Secretary and Treasurer	3,000	N/A	3,000

No officer or trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 2022. The officers and trustees of the Fund, as a group, received $9,000 in compensation from the Fund for services to the Fund during the 2022 fiscal year.

Other Information

Proxy Voting Record

The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered during the 12 months ended June 30, 2022 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov or you may call us at 1-800-572-0069.

Quarterly Statement of Investments

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year. For periods ending prior to March 31, 2019, this information was filed on Form N-Q. For periods ending on or after March 31, 2019, the Fund will file on Form N-PORT. Shareholders may view the filed Form N-Q and N-PORT by visiting the Commission’s website at http://www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-732-0330 or you may call us at 1-800-572-0069.

Trustees Approve Advisory Agreement

The Board of Trustees (the “Trustees”) of Colorado BondShares — A Tax-Exempt Fund unanimously approved the continuance of the Fund’s Investment Advisory and Service Agreement with Freedom Funds Management Company (“Freedom Funds”) at a meeting held on September 23, 2022. In approving the Advisory Agreement, the Trustees, including the disinterested trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by Freedom Funds or its affiliates in connection with providing services to the Fund, compared the fees charged by Freedom Funds to those paid by similar funds, and analyzed the expenses incurred by Freedom Funds with respect to the Fund. The Trustees also considered the Fund’s performance relative to a selected peer group, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. The Trustees determined that the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the Fund and its shareholders. Matters considered by the Trustees in connection with its consideration of the Advisory Agreement included, among other things, the following:

1. Investment Adviser Services

Freedom Funds manages the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies. In addition, Freedom Funds administers the Fund’s daily business affairs such as providing accurate accounting records, computing accrued income and expenses of the Fund, computing the daily net asset value of the Fund, assuring proper dividend disbursements, proper financial information to investors, and notices of all shareholders’ meetings, and providing sufficient office space, storage, telephone services, and personnel to accomplish these responsibilities. In considering the nature, extent and quality of the services provided by Freedom Funds, the Trustees believe that the services provided by Freedom Funds have provided the Fund with superior results. At the same time, Freedom Fund’s fee structure is equal to or lower than the comparable funds. The Trustees noted the Fund’s focus is inherently more labor intensive. Under the circumstances, the Trustees found the fee structure to be justified.

2. Investment Performance

The Trustees reviewed the performance of the Fund compared to other similar funds, and reported that the current (as of September 22, 2022) net asset value was $8.588 per share and the current distribution yield (based on net asset value) was 4.50% (also as of September 22, 2022). Since the overall structure of the portfolio was satisfactory and the performance of the Fund, measured in terms of distribution yield and total return, was comparable amongst its peer group, no changes to either the type of assets or manner of operations were recommended.

3. Expense Ratios

The Trustees reviewed the performance (measured by distribution yield), fees and expense ratios of all municipal bond funds in our peer group. The Trustees considered the fact that the Fund’s unique focus on non-rated bonds, while geared toward producing superior investment results, often required additional expenses. While expenses can vary with non-rated bonds (principally as a result of litigation with respect to defaulted issues and higher monitoring costs occasioned by less readily available information), the Trustees noted the Fund’s performance for the current year.

4. Management Fees and Expenses

The Trustees reviewed the investment advisory fee rates payable by the Fund to Freedom Funds. As part of its review, the Trustees considered the estimated advisory fees and the Fund’s estimated total expense ratio for the one-year period as of September 2022 as compared to other municipal bonds in its peer group identified by Freedom Funds. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by Freedom Funds, the Trustees concluded that the advisory fees charged by Freedom Funds for the advisory and related services to the Fund and the Fund’s total expense ratio are reasonable. The management fee is one half of one percent of total net assets managed. Such fee is payable to Freedom Funds on a monthly basis. This fee is comparable to other municipal bond funds identified by Freedom Funds and is consistent with national funds many times the Fund’s size.

5. Profitability

The Trustees reviewed the level of profits realized by Freedom Funds and relevant affiliates thereof in providing investment and administrative services to the Fund. The Trustees considered the level of profits realized without regard to revenue sharing or other payments by Freedom Funds and its affiliates to third parties in respect to distribution of the Fund’s securities. The Trustees also considered other direct or indirect benefits received by Freedom Funds and its affiliates in connection with its relationship with the Fund and found that there were none. The Trustees concluded that, in light of the foregoing factors and the nature, extent and quality of the services provided by Freedom Funds, the profits realized by Freedom Funds are reasonable.

6. Economies of Scale

In reviewing advisory fees and profitability, the Trustees also considered the extent to which Freedom Funds and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Trustees acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds, particularly in an environment where costs are rising due to changing regulations. The Trustees reviewed data summarizing the increases and decreases in the assets of the Fund over various time periods, and evaluated the extent to which the total expense ratio of the Fund and Freedom Fund’s profitability may have been affected by such increases or decreases. Between October 2021 and September 22, 2022, total net assets of the Fund under management by Freedom Funds decreased from $1,768.1 billion to $1,698.9 billion. The number of shares of the Fund that have been redeemed has been less than the number of new shares issued by the Fund, and as a result the Fund continues to grow at what the Trustees determined was a healthy level.

Based upon the foregoing, the Trustees concluded that the benefits from the economies of scale are currently being shared equitably by Freedom Funds and the Fund. The Trustees also concluded that the structure of the advisory fee can be expected to cause Freedom Funds, its affiliates and the Fund to continue to share such benefits equitably and that breakpoints need not be instituted at this time.

After requesting and reviewing these and other factors that they deemed relevant, the Trustees concluded that the continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Freedom Funds also serves as the transfer agent, shareholder servicing agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Service Agreement (the “Service Agreement”).

Freedom Funds’ duties under the Service Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund and all other customary services of a transfer agent, shareholder servicing agent and dividend disbursing agent. As compensation for these services, the Fund may pay Freedom Funds at a rate intended to represent Freedom Funds’ cost of providing such services. This fee would be in addition to the investment advisory fee payable to Freedom Funds under the Advisory Agreement.

FUND EXPENSES (unaudited)

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and compare these costs with those of other mutual funds. The examples (actual and hypothetical 5% return) are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

As a shareholder of Colorado BondShares — A Tax-Exempt Fund (the “Fund’) you can incur two types of costs:

•	Sales charges (front loads) on fund purchases and

•

Ongoing fund costs, including management fees, administrative services, and other fund expenses. All mutual funds have operating expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Actual Fund Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2022

Colorado BondShares — A Tax- Exempt Fund	Beginning Account Value 04/01/22	Ending Account Value 09/30/22	Expenses Paid During Period(1)
Based on Actual Fund Return	$1,000.00	$962.24	$2.71
Based on Hypothetical 5% Annual Return Before Expenses	$1,000.00	$1,022.25	$2.79

(1)

The expenses shown in this table are equal to the Fund’s annualized expense ratio of 0.55% for fiscal year ended September 30, 2022, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher. You can find more information about the Fund’s expenses in the Financial Statements section of this report. For additional information on operating costs please see the Fund’s prospectus.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Colorado BondShares — A Tax-Exempt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Colorado BondShares — A Tax-Exempt Fund (the “Fund”) as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years ended September 30, 2022 and 2021, and the financial highlights for each of the five years ended September 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colorado BondShares — A Tax-Exempt Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years ended September 30, 2022 and 2021, and the financial highlights for each of the five years ended September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The Fund’s management is responsible for these financial statements. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

Denver, Colorado

November 22, 2022

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments

September 30, 2022

Colorado Municipal Bonds 61.4%	Maturity	Coupon	Principal	Value

Colorado 100.0%
Aberdeen MD #1 – Series A – 2035	12/1/2035	7.50%	$1,600,000	$476,000
Anthology West MD #4 – Series A – 2041(g)	12/15/2041	6.25%	1,100,000	982,300
Anthology West MD #5 – Series A – 2049	12/1/2049	4.88%	4,630,000	3,811,231
Anthology West MD #5 – Series B – 2049(g)	12/15/2049	7.63%	698,000	609,947
Aspen Street MD – Series A – 2050(g)	12/1/2050	5.13%	2,150,000	1,675,259
Banning Lewis Ranch Regional MD – Series A – 2048	12/1/2048	5.38%	2,500,000	2,297,525
Banning Lewis Ranch Regional MD – Series B – 2041(g)	12/15/2041	7.75%	625,000	575,375
Base Village MD #2 – Series A – 2048(g)	12/15/2048	6.50%	3,500,000	2,349,025
Belford North MD – Series A – 2050	12/1/2050	5.50%	4,000,000	3,379,440
Belford North MD – Series B – 2050(g)	12/15/2050	8.50%	3,475,000	3,106,893
Bennett Crossing MD #1 – Series A – 2049	12/1/2049	6.13%	6,160,000	5,679,397
Bennett Ranch MD #1 – Series A – 2051	12/1/2051	5.00%	2,000,000	1,644,020
Bennett Ranch MD #1 – Series B – 2051(g)	12/15/2051	7.50%	1,221,000	1,045,347
Bent Grass MD – Series A – 2049	12/1/2049	5.25%	1,690,000	1,498,371
Bradburn MD #2 – Series C – 2051(g)	12/15/2051	7.50%	3,271,000	2,800,434
Bramming Farm MD #1 – Series A – 2044(d)	12/1/2044	6.00%	1,940,000	1,771,666
Brighton Crossing MD #4 – Series A – 2037	12/1/2037	5.00%	525,000	496,655
Brighton Crossing MD #4 – Series A – 2047	12/1/2047	5.00%	2,965,000	2,660,791
Brighton Crossing MD #4 – Series B – 2047(g)	12/1/2047	7.00%	670,000	589,573
Brighton Crossing MD #6 – Series A – 2040	12/1/2040	5.00%	1,545,000	1,359,832
Broomfield Village MD #2 – Series A – 2049	12/1/2049	5.00%	1,480,000	1,247,980
Buckley Yard MD #2 – Series A – 2052	12/1/2052	6.25%	6,800,000	6,257,496
Buckley Yard MD #2 – Series B – 2052(g)	12/15/2052	9.25%	1,569,000	1,489,263
Castleview MD #2 – Series A – 2050	12/1/2050	5.00%	3,435,000	2,795,987
Castleview MD #1 – Series A – 2050	12/1/2050	5.00%	4,727,000	3,567,089
Cherry Creek South MD #5 – Series A – 2051(g)	12/1/2051	6.00%	20,500,000	17,057,640
Cherry Hills City MD – Series A – 2047(g)	12/1/2047	5.00%	1,380,000	1,144,006
Cielo MD – Series A – 2050(g)	12/1/2050	5.25%	7,942,000	6,310,713
City Center West Residential MD #2 – Series A – 2049	12/1/2049	5.00%	2,080,000	1,777,922
City Center West Residential MD #2 – Series B – 2049(g)	12/15/2049	7.75%	1,425,000	1,249,027
Cityset MD #2 – Series A – 2030	12/1/2030	3.50%	6,075,000	5,230,271
Cityset MD #2 – Series A – 2040	12/1/2040	4.38%	8,360,000	7,042,966
Cityset MD #2 – Series A – 2045	12/1/2045	4.50%	3,180,000	2,606,996
Clear Creek Transit MD #2 – Series A – 2050	12/1/2050	5.00%	2,000,000	1,640,240
Cloverleaf MD – Series A – 2051	12/1/2051	6.00%	2,330,000	2,225,057
Cloverleaf MD – Series B – 2051(g)	12/15/2051	9.25%	1,034,000	1,013,992

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
Colliers Hill MD #2 – Series B – 2047	12/15/2047	8.50%	$3,501,000	$3,640,025
Colliers Hill MD #3 – Series A – 2040	12/1/2040	5.25%	8,300,000	7,520,962
Colliers Hill MD #3 – Series A – 2048	12/1/2048	5.50%	18,250,000	16,299,623
Colliers Hill MD #3 – Series B – 2043(g)	12/15/2043	8.50%	2,213,000	1,925,044
Colorado Centre MD – Series B – 2032(g)(i)	1/1/2032	0.00%	6,588,491	3,426,015
Colorado Centre MD – Series A – 2027(e)(i)	1/1/2027	0.00%	2,074,674	1,730,361
Colorado Centre MD – Series A – 2027(f)(i)	1/1/2027	9.00%	2,073,833	1,493,160
CECFA Swallow Academy – Series A – 2027(m)	11/15/2027	5.35%	3,305,000	3,111,492
CECFA Addenbrooke Classical Academy – Series A – 2027(m)	6/1/2027	4.50%	24,845,000	24,102,135
CECFA Imagine Charter School at Firestone – Series A – 2027(m)	6/1/2027	4.50%	17,380,000	16,790,644
CECFA Monarch Montessori – Series A – 2025(m)	5/15/2025	4.75%	8,325,000	8,002,406
CECFA Academy Of Advanced Learning – Series A – 2027(m)	6/1/2027	4.38%	8,420,000	7,762,566
CECFA Chavez/Huerta Preparatory – Series A – 2027(m)	7/1/2027	4.38%	36,525,000	34,579,679
CECFA Swallows Charter Academy – Series A – 2027(m)	11/15/2027	4.38%	6,560,000	5,909,642
CECFA Vanguard Classical School – Series A – 2027(m)	7/1/2027	4.38%	24,315,000	22,052,976
CECFA Third Future School – Series A – 2029(m)	7/1/2029	4.25%	5,645,000	4,840,531
CECFA Grand Peak Academy – Series A – 2031(m)	7/1/2031	4.00%	2,150,000	1,781,705
CECFA Grand Peak Academy – Series A – 2041(m)	7/1/2041	4.25%	5,040,000	3,617,359
CECFA Grand Peak Academy – Series A – 2051(m)	7/1/2051	4.50%	13,070,000	8,797,548
CECFA Doral Academy – Series A – 2028(m)	7/15/2028	4.50%	19,405,000	17,549,106
CECFA Civica Career & Collegiate Academy – Series A – 2029(m)	7/15/2029	4.75%	7,790,000	7,107,129
CECFA Chavez/Huerta Academy – Series A – 2027(m)	7/1/2027	4.50%	8,220,000	7,824,371
CECFA Mountain Sage Community School – Series A – 2029(m)	7/1/2029	4.75%	8,760,000	8,331,724
CECFA Mountain Song Community School – Series A – 2029(m)	7/1/2029	4.75%	5,810,000	5,532,224
CECFA CEC / Aurora Charter School – Series A – 2032(m)	7/1/2032	5.00%	80,470,000	76,875,405
CECFA CEC / Aurora Charter School – Series A – 2029(m)	7/1/2029	6.00%	2,540,000	2,412,797
CECFA CEC / CSEC BC Project – Series A – 2032(m)	1/1/2032	4.88%	4,060,000	3,884,811
CECFA CEC / CSEC BC Project – Series A – 2037(m)	1/1/2037	5.00%	3,595,000	3,358,125
CECFA CEC / CSEC BC Project – Series A – 2042(m)	1/1/2042	5.13%	40,335,000	37,221,541

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
700 Kalamath LLC – Series A – 2013(a)(j)	12/1/2023	0.00%	$3,755,000	$3,755,000
CHFA / Casey’s Pond Living – Series A – 2032(l)	6/1/2032	0.00%	8,110,000	4,298,300
CHFA / Casey’s Pond Living – Series A – 2042(l)	6/1/2042	0.00%	10,665,000	5,652,450
CHFA / Casey’s Pond Living – Series A – 2047(l)	6/1/2047	0.00%	8,600,000	4,558,000
Colorado International Center MD #3 – Series A – 2031	12/1/2031	4.63%	607,000	562,082
Conestoga MD #2 – Series A – 2051(g)	12/1/2051	5.25%	1,625,000	1,352,293
Conifer MD – Series A – 2030	12/1/2030	0.00%	10,000,000	4,000,000
Conifer MD – Series A – 2032	12/1/2032	0.00%	1,450,000	580,000
Conifer MD – Series A – 2033	12/1/2033	0.00%	1,550,000	620,000
Constitution Heights MD – Series A – 2049	12/1/2049	5.00%	1,765,000	1,536,115
Copperleaf MD #3 – Series A – 2037	12/1/2037	5.00%	1,000,000	1,032,900
Copperleaf MD #9 – Series A – 2051(g)	12/1/2051	4.88%	8,175,000	6,166,893
Country Club Highlands MD – Series A – 2037	12/1/2037	7.25%	1,030,000	947,600
Dacono Urban Renewal Authority – Series A – 2039(g)	12/1/2039	6.25%	4,013,000	3,639,309
Dakota Ridge MD – Series A – 2052(g)	12/1/2052	6.00%	2,339,000	2,003,962
Deer Creek Villas MD – Series A – 2055	12/1/2055	5.00%	6,085,000	4,849,319
Denver Intl Business Center MD #1 – Series B – 2048	12/1/2048	6.00%	4,585,000	4,364,920
Denver West Promenade MD – Series A – 2031	12/1/2031	5.13%	500,000	485,215
Denver West Promenade MD – Series B – 2046(g)	12/15/2046	6.00%	500,000	455,175
E86 MD – Series A – 2051(g)	12/1/2051	5.13%	4,060,000	3,144,876
Eagle Brook MD – Series A – 2051(g)	12/1/2051	5.00%	1,600,000	1,296,512
ECCV Water & Sanitation District – Series A – 2023(c)	11/15/2023	5.00%	1,152,000	1,152,069
Erie Highlands MD #2 – Series A – 2048	12/1/2048	5.25%	6,000,000	5,337,060
Erie Highlands MD #2 – Series B – 2048(g)	12/15/2048	7.63%	1,819,000	1,605,177
Fitzsimons Village MD #1 – Series A – 2049	12/1/2049	5.00%	1,043,000	861,528
Fitzsimons Village MD #1 – Series B – 2049(g)	12/15/2049	7.00%	611,000	520,248
Fitzsimons Village MD #3 – Series A – 2026	12/1/2026	4.00%	1,640,000	1,509,472
Fitzsimons Village MD #3 – Series A – 2031	12/1/2031	4.00%	500,000	421,370
Fitzsimons Village MD #3 – Series A – 2041	12/1/2041	4.00%	4,445,000	3,223,025
Fitzsimons Village MD #3 – Series A – 2055	12/1/2055	4.25%	9,660,000	6,657,769
Flying Horse MD #2 – Series B – 2050(g)(m)	12/15/2050	7.25%	15,405,000	13,388,486
Flying Horse MD #3 – Series A – 2049(g)	12/1/2049	6.00%	2,965,000	2,641,222
Fort Lupton Golf Course – Series A – 2037(a)	12/15/2037	0.00%	620,000	6,200
Golden Eagle Acres MD #2 – Series A – 2051(g)	12/1/2051	4.50%	3,981,000	2,918,073
Green Gables MD #2 – Series B – 2048(g)	12/15/2048	8.25%	1,689,000	1,515,878
Green Valley Ranch East MD #6 – Series A – 2050	12/1/2050	5.88%	3,325,000	2,944,919
Greenspire MD #1 – Series A – 2051	12/1/2051	5.13%	1,925,000	1,616,808

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
Greenways MD #1 – Series A – 2051(g)	12/1/2051	4.63%	$3,685,000	$2,716,361
Hess Ranch MD #6 – Series A – 2049	12/1/2049	5.00%	5,000,000	4,186,100
Hidden Creek MD – Series A – 2045(g)	12/1/2045	4.63%	3,430,000	2,582,276
Highlands Mead MD – Series A – 2050	12/1/2050	5.13%	1,395,000	1,166,722
Hogback MD – Series A – 2041	12/1/2041	5.00%	725,000	629,982
Hogback MD – Series A – 2051	12/1/2051	5.00%	1,550,000	1,265,901
Horizon MD #2 – Series A – 2051(g)	12/1/2051	4.50%	7,765,000	5,171,412
Hunter’s Overlook MD #5 – Series B – 2049(g)	12/15/2049	8.50%	1,827,000	1,632,242
Hunter’s Overlook MD #7 – Series A – 2051(g)	12/1/2051	5.50%	3,525,000	2,985,746
Hyland Village MD – Series A – 2027	12/1/2027	8.00%	4,770,000	2,623,500
Indy Oak Tod MD – Series A – 2050	12/1/2050	5.50%	1,075,000	962,985
Indy Oak Tod MD – Series B – 2050(g)	12/15/2050	8.00%	736,000	665,822
Inspiration MD – Series B – 2036	12/15/2036	5.00%	812,000	689,120
Iron Works Village MD – Series A – 2048	12/1/2048	5.88%	1,500,000	1,541,730
Jay Grove MD – Series A – 2051(g)	12/1/2051	4.25%	2,450,000	1,756,528
Jefferson Center MD #1 – Series B – 2050	12/15/2050	5.75%	14,415,000	13,177,184
Karl’s Farm MD #2 – Series A – 2040	12/1/2040	5.38%	1,155,000	1,034,892
Karl’s Farm MD #2 – Series A – 2050	12/1/2050	5.63%	3,030,000	2,651,189
The Lakes MD #4 – Series A – 2061(g)	12/1/2061	5.50%	20,080,000	15,561,398
Lanterns MD #2 – Series A – 2050(g)	12/1/2050	4.50%	7,332,000	5,222,730
Legato Community Authority – Series A – 2036	12/1/2036	4.00%	2,130,000	1,708,026
Legato Community Authority – Series A – 2046	12/1/2046	5.00%	1,000,000	808,910
Legato Community Authority – Series A – 2051	12/1/2051	5.00%	2,500,000	1,973,975
Lincoln Meadows MD – Series A – 2031	12/1/2031	8.00%	6,970,000	7,546,698
Littleton Village MD #2 – Series A – 2045	12/1/2045	5.38%	1,650,000	1,537,949
Littleton Village MD #2 – Series B – 2028(g)	12/15/2028	7.63%	1,140,000	1,100,157
Loretto Heights Community Authority – Series A – 2051(g)	12/1/2051	4.88%	12,750,000	9,642,188
Marin MD – Series A – 2028(a)(j)	12/1/2028	0.00%	17,485,000	1,573,650
Mayfield MD – Series A – 2050	12/1/2050	5.75%	1,190,000	1,090,314
Mayfield MD – Series B – 2050(g)	12/15/2050	8.25%	622,000	563,924
Meadows MD #1 – Series A – 2029(k)	6/1/2029	8.00%	30,730,000	29,434,731
Meadows MD #2 – Series A – 2029(k)	6/1/2029	8.00%	23,830,000	22,825,566
Meadows MD #7 – Series A – 2029(k)	6/1/2029	8.00%	15,440,000	14,789,204
Meadowlark MD – Series A – 2040	12/1/2040	4.88%	1,045,000	885,387
Meadowlark MD – Series A – 2050	12/1/2050	5.13%	1,505,000	1,241,730
Mirabelle MD #2 – Series A – 2049	12/1/2049	5.00%	1,250,000	1,062,113

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
Mirabelle MD #2 – Series B – 2049(g)	12/15/2049	7.38%	$1,473,000	$1,276,045
Monument Junction MD #1 – Series A – 2051(g)	12/1/2051	5.75%	12,258,000	9,985,367
Mount Carbon MD – Series C – 2043(e)(g)	6/1/2043	0.00%	565,000	565,000
Mountain Brook MD – Series A – 2051	12/1/2051	4.75%	2,915,000	2,161,006
Mountain Brook MD – Series A – 2041	12/1/2041	4.50%	1,000,000	778,900
Mountain Shadows MD – Series A – 2035	12/1/2035	5.00%	500,000	468,740
Mountain Shadows MD – Series B – 2046(g)	12/15/2046	7.50%	1,800,000	1,608,426
Mountain Shadows MD – Series C – 2040(g)	12/15/2040	10.00%	1,994,000	1,847,002
Muegge Farms MD #1 – Series A – 2051(g)	12/1/2051	5.00%	6,300,000	4,910,283
Muegge Farms MD #3 – Series A – 2051(g)	12/1/2051	5.50%	10,431,000	8,417,295
Murphy Creek MD #3 – Series A – 2026	12/1/2026	6.00%	2,540,000	2,540,000
Murphy Creek MD #3 – Series A – 2035	12/1/2035	6.13%	1,880,000	1,880,000
Murphy Creek MD #5 – Series A – 2052	12/1/2052	6.00%	2,645,000	2,428,533
Nine Mile MD – Series A – 2030	12/1/2030	4.63%	1,125,000	1,051,076
Nine Mile MD – Series A – 2040	12/1/2040	5.13%	2,500,000	2,282,800
North Pine Vistas MD #2 – Series A – 2046	12/1/2046	6.75%	6,680,000	4,576,602
North Pine Vistas MD #2 – Series B – 2046(g)	12/15/2046	8.50%	1,810,000	1,308,974
North Range MD #3 – Series A – 2040	12/1/2040	5.00%	2,000,000	1,834,040
Painted Prairie Improvement Authority – Series A – 2029	12/1/2029	4.00%	1,000,000	926,150
Palisade Park North MD #2 – Series A – 2047	12/1/2047	5.63%	1,745,000	1,634,123
Parkdale Community Authority – Series A – 2040	12/1/2040	5.00%	3,140,000	2,801,696
Parkdale Community Authority – Series A – 2050	12/1/2050	5.25%	5,620,000	4,755,307
Parkdale Community Authority – Series B – 2050(g)	12/15/2050	7.75%	2,424,000	2,120,079
Parker Automotive MD – Series A – 2045	12/1/2045	5.00%	1,946,000	1,744,297
Parker Automotive MD – Series B – 2032(g)	12/15/2032	8.00%	3,785,000	3,573,191
Pioneer Community Authority – Series B – 2050(g)	12/15/2050	6.75%	24,592,000	21,567,922
Pioneer MD #3 – Series A – 2046(g)	12/1/2046	6.50%	2,866,000	2,553,835
The Plaza MD #1 – Series A – 2040(m)	12/1/2040	5.00%	7,850,000	7,216,976
Powhaton Community Authority – Series A – 2051(g)	12/1/2051	5.00%	7,450,000	5,923,719
Pronghorn Valley MD – Series A – 2041	12/1/2041	3.75%	515,000	381,007
Pronghorn Valley MD – Series A – 2051	12/1/2051	4.00%	4,400,000	3,213,804
PFA / Colorado Skies Academy – Series A – 2025(m)	7/1/2025	5.63%	10,290,000	9,861,216
PFA / Monument Academy – Series A – 2026(m)	6/1/2026	5.00%	28,725,000	27,664,186
Ravenna MD – Series B – 2026(d)(g)	12/15/2026	7.50%	8,000,000	6,963,920
Reata Ridge Village MD #2 – Series A – 2049	12/1/2049	5.00%	1,805,000	1,568,545
Rendezvous MD #4 – Series B – 2048(g)	10/15/2048	8.00%	1,189,000	1,051,861
Remuda Ridge MD – Series A – 2051(g)	12/1/2051	5.63%	5,520,000	4,498,358

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
Reserve MD #2 – Series A – 2045	12/1/2045	5.00%	$500,000	$439,525
Rex Ranch MD – Series B – 2047(g)	12/15/2047	7.88%	445,000	399,517
Ritoro MD – Series B – 2049(g)	12/15/2049	8.50%	2,190,000	2,229,223
Riverdale Peaks II MD – Series A – 2025	12/1/2025	6.40%	930,000	465,000
Riverdale Peaks II MD – Series A – 2035	12/1/2035	6.50%	1,135,000	567,500
Riverview MD – Series A – 2041	12/1/2041	5.00%	1,105,000	938,731
Riverview MD – Series A – 2051	12/1/2051	5.00%	2,075,000	1,675,397
Rock Creek MD – Series A – 2041(g)	12/1/2041	4.50%	2,230,000	1,754,230
Rock Creek MD – Series A – 2050(g)	12/1/2050	4.75%	3,880,000	2,899,563
Rock Creek MD – Series A – 2031(g)	12/1/2031	4.00%	3,432,000	2,933,811
Rose Hill Acres MD – Series A – 2050	12/1/2050	5.00%	2,990,000	2,500,896
Rose Hill Acres MD – Series B – 2050(g)	12/15/2050	8.75%	910,000	815,751
Roxborough Village MD – Series A – 2042(f)(i)	12/31/2042	0.00%	242,645	26,691
RRC MD #2 – Series A – 2051(g)	12/1/2051	5.25%	5,625,000	4,464,956
Sabell MD – Series A – 2050	12/1/2050	5.00%	1,055,000	865,765
Sabell MD – Series B – 2050(g)	12/15/2050	8.25%	605,000	533,834
Silver Peaks East MD – Series A – 2051(g)	12/1/2051	5.00%	5,410,000	4,220,666
64th Avenue ARI Authority – Series A – 2043(g)	12/1/2043	6.50%	5,000,000	4,565,100
Solitude MD – Series A – 2026(j)	12/1/2026	7.00%	3,520,000	2,288,000
Southglenn MD – Series A – 2030	12/1/2030	5.00%	2,285,000	2,208,795
Southshore MD #2 – Series B – 2041(g)	12/15/2041	4.13%	9,690,000	9,311,606
Spring Hill MD #3 – Senior Bonds – 2052	12/1/2052	0.00%	10,305,000	10,147,230
Spring Valley MD #4 – Senior Bonds – 2040	12/1/2040	5.00%	1,410,000	1,230,789
Spring Valley MD #4 – Senior Bonds – 2050	12/1/2050	5.12%	1,775,000	1,457,115
Spring Valley MD #4 – Subordinate Bonds – 2050(g)	12/15/2050	7.63%	2,811,000	2,417,488
St Vrain Lakes MD #2 – Senior Bonds – 2037	12/1/2037	5.00%	2,500,000	2,389,725
St Vrain Lakes MD #2 – Subordinate Bonds – 2047(g)	12/15/2047	7.63%	1,083,000	1,030,550
STC MD #2 – Senior Bonds – 2025	12/1/2025	3.00%	555,000	518,709
STC MD #2 – Senior Bonds – 2029	12/1/2029	4.00%	1,615,000	1,482,215
STC MD #2 – Senior Bonds – 2038	12/1/2038	5.00%	8,160,000	7,453,915
STC MD #2 – Subordinate Bonds – 2049(g)	12/15/2049	8.00%	3,954,000	3,493,715
Sterling Ranch MD #2 – Senior Bonds – 2032	12/1/2032	5.25%	1,340,000	1,280,986
Sterling Ranch MD #2 – Senior Bonds – 2042	12/1/2042	5.50%	5,645,000	5,187,699
Sterling Ranch MD #2 – Senior Bonds – 2051	12/1/2051	5.75%	11,750,000	10,730,805
Stetson Ridge MD #3 – Subordinate Bonds – 2042(g)(m)	12/15/2042	7.50%	345,000	305,184
Stone Ridge MD #2 – Senior Bonds – 2031	12/1/2031	0.00%	11,896,000	1,903,360
Tallyn’s Reach MD #3 – Senior Bonds – 2038	11/1/2038	5.13%	2,070,000	2,105,894

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
Third Creek MD #1 – Senior Bonds – 2037	12/1/2037	4.50%	$1,130,000	$931,210
Third Creek MD #1 – Senior Bonds – 2042	12/1/2042	4.50%	1,500,000	1,157,760
Third Creek MD #1 – Senior Bonds – 2051	12/1/2051	4.75%	5,115,000	3,793,437
Thompson Crossing MD #4 – Senior Bonds – 2039	12/1/2039	5.00%	1,410,000	1,298,483
Thompson Crossing MD #4 – Senior Bonds – 2049	12/1/2049	5.00%	1,315,000	1,135,489
Trails At Crowfoot MD #3 – Subordinate Bonds – 2049(g)	12/15/2049	9.00%	3,135,000	2,828,272
Valagua MD – Senior Bonds – 2037	12/1/2037	0.00%	11,500,000	2,196,500
Villages At Murphy Creek MD #1 – Senior Bonds – 2051(g)	12/1/2051	5.50%	12,358,000	9,883,681
Vincent Village MD – Senior Bonds – 2051	12/1/2051	5.00%	1,970,000	1,566,288
Waterfall MD #1 – Senior Bonds – 2052	12/1/2052	5.25%	2,355,000	2,054,055
Westcreek MD #2 – Senior Bonds – 2048	12/1/2048	5.38%	1,300,000	1,172,041
Westerly MD #4 – Senior Bonds – 2031	12/1/2031	4.13%	600,000	516,012
Westerly MD #4 – Senior Bonds – 2040	12/1/2040	5.00%	2,255,000	1,975,989
Westerly MD #4 – Senior Bonds – 2050	12/1/2050	5.00%	5,250,000	4,289,670
Westerly MD #4 – Senior CABs – 2050	12/1/2026	0.00%	1,000,000	620,180
Westown MD – Senior Bonds – 2047	12/1/2047	5.00%	1,369,000	1,413,698
Whispering Pines MD #1 – Senior Bonds – 2037	12/1/2037	5.00%	2,000,000	1,874,900
White Buffalo MD #3 – Senior Bonds – 2050	12/1/2050	5.50%	2,780,000	2,460,550
Wild Plum MD – Senior Bonds – 2049	12/1/2049	5.00%	595,000	629,302
Willow Springs MD – Subordinate Bonds – 2049(g)	12/15/2049	7.75%	650,000	566,872
Woodmen Heights MD #2 – Subordinate Bonds – 2040(g)	12/15/2040	7.50%	3,358,000	2,967,129
Wyndham Hill MD #2 – Subordinate Bonds – 2049(g)	12/15/2049	7.63%	9,600,000	8,510,976

Colorado (amortized cost $1,162,298,501)			1,224,727,643	1,029,598,098

Colorado Municipal Bonds (amortized cost $1,162,298,501)			$1,224,727,643	$1,029,598,098

Short-Term Municipal Bonds 5.9%

Colorado 64.4%
Boulder Housing Authority / Broadway East – Series A – 2037 (LOC 1)	9/1/2037	2.51%	$1,500,000	$1,500,000
Boulder College of Massage – Series A – 2031(a)(j)	10/15/2031	0.00%	4,315,000	4,315,000

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Short-Term Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Colorado (Continued)
Broomfield URA / Event Center – Series A – 2030 (LOC 2)	12/1/2030	2.55%	$7,795,000	$7,795,000
CHFA / Ready Foods – Series A – 2032 (LOC 1)	1/1/2032	2.51%	4,960,000	4,960,000
Colorado Springs Utilities – Series A – 2041 (LOC 1)	11/1/2041	2.55%	1,200,000	1,200,000
Jeffco Business Center MD #1 – Series A – 2023(j)	5/1/2023	0.00%	1,006,000	1,006,000
The Plaza MD #1 – Series A – 2022(m)	12/1/2022	5.00%	500,000	500,460
Ravenna MD – Series A CABs – 2022(d)	12/1/2022	0.00%	170,000	168,416
Sheridan Redevelopment Agency / Santa Fe – Series A – 2029 LOC (3)	12/1/2029	2.50%	42,150,000	42,150,000

Colorado (amortized cost $63,096,049)			63,596,000	63,594,876

Multi-State 33.6%
Freddie Mac AMT – 2036 (LOC 4)	11/15/2036	2.49%	3,309,000	3,309,000
Freddie Mac VR AMT – 2036 (LOC 4)	6/15/2036	2.49%	11,395,000	11,395,000
Freddie Mac VR – 2045 (LOC 4)	12/15/2045	2.49%	18,465,000	18,465,000

Multi-State (amortized cost $33,169,000)			33,169,000	33,169,000

South Dakota 2.0%
Flandreau Santee Sioux Tribe / Gaming – Series A – 2023(m)	1/1/2023	8.28%	875,000	869,190
Oglala Sioux Tribe – Series A – 2022(m)	10/1/2022	5.00%	435,000	434,987
Oglala Sioux Tribe – Series A – 2023(m)	3/1/2023	4.50%	700,000	694,610

South Dakota (amortized cost $2,010,000)			2,010,000	1,998,787

Puerto Rico 0.1%
Puerto Rico – Series A – 2023	7/1/2023	5.25%	51,698	51,930

Puerto Rico (amortized cost $52,990)			51,698	51,930

Short-Term Municipal Bonds (amortized cost $98,328,039)			$98,826,698	$98,814,592

Other Municipal Bonds 5.7%

South Dakota 81.1%
Flandreau Santee Sioux Tribe / Healthcare – Series A – 2036(m)	1/1/2036	5.75%	$6,055,000	$4,571,949
Flandreau Santee Sioux Tribe / Healthcare – Series A – 2026(m)	1/1/2026	5.00%	2,265,000	2,085,431
Flandreau Santee Sioux Tribe / Healthcare – Series A – 2031(m)	1/1/2031	5.50%	3,565,000	2,924,976
Flandreau Santee Sioux Tribe / Gaming – Series B – 2038(m)	1/1/2038	6.00%	6,120,000	5,234,008

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Other Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

South Dakota (Continued)
Flandreau Santee Sioux Tribe / Gaming – Series C – 2038(m)	1/1/2038	6.00%	$5,450,000	$4,661,004
Flandreau Santee Sioux Tribe / Gaming – Series A – 2024(m)	1/1/2024	8.28%	950,000	924,464
Flandreau Santee Sioux Tribe / Gaming – Series A – 2025(m)	1/1/2025	8.28%	1,030,000	982,486
Flandreau Santee Sioux Tribe / Gaming – Series A – 2026(m)	1/1/2026	8.28%	1,115,000	1,046,952
Flandreau Santee Sioux Tribe / Gaming – Series A – 2027(m)	1/1/2027	8.28%	1,205,000	1,120,975
Flandreau Santee Sioux Tribe / Gaming – Series A – 2028(m)	1/1/2028	8.28%	1,305,000	1,202,492
Flandreau Santee Sioux Tribe / Gaming – Series A – 2033(m)	1/1/2033	8.28%	8,670,000	7,910,508
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2025(m)	7/1/2025	5.75%	740,000	701,009
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2026(m)	7/1/2026	5.75%	785,000	735,459
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2027(m)	7/1/2027	5.75%	830,000	765,974
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2028(m)	7/1/2028	5.75%	875,000	796,136
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2029(m)	7/1/2029	5.75%	930,000	834,973
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2030(m)	7/1/2030	5.75%	980,000	868,917
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2031(m)	7/1/2031	5.75%	1,040,000	911,342
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2032(m)	7/1/2032	5.75%	1,095,000	949,026
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2033(m)	7/1/2033	5.75%	1,160,000	995,036
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2034(m)	7/1/2034	5.75%	1,225,000	1,040,687
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2035(m)	7/1/2035	5.75%	1,300,000	1,094,457
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2040(m)	7/1/2040	6.00%	7,730,000	6,295,699
Flandreau Santee Sioux Tribe / Healthcare NH – Series A – 2045(m)	7/1/2045	6.25%	10,395,000	8,300,927
Lower Brule Sioux Tribe – Series A – 2025(m)	3/1/2025	5.88%	1,060,000	978,263
Oglala Sioux Tribe / Healthcare – Series A – 2028(m)	7/1/2028	5.50%	2,600,000	2,381,054
Oglala Sioux Tribe / Healthcare – Series A – 2037(m)	7/1/2037	6.00%	9,270,000	7,508,144
Oglala Sioux Tribe / Healthcare – Series B – 2041(m)	9/1/2041	6.50%	6,050,000	4,969,712

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Other Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

South Dakota (Continued)
Oglala Sioux Tribe – Series A – 2024(m)	10/1/2024	5.50%	$1,985,000	$1,932,656
Oglala Sioux Tribe – Series C – 2026(m)	10/1/2026	8.00%	800,000	775,040
Oglala Sioux Tribe – Series A – 2027(m)	10/1/2027	4.50%	2,370,000	2,137,835

South Dakota (amortized cost $90,942,655)			90,950,000	77,637,588

Puerto Rico 9.0%
Puerto Rico – Series A – 2025	7/1/2025	5.38%	103,109	104,106
Puerto Rico – Series A – 2027	7/1/2027	5.63%	102,175	104,297
Puerto Rico – Series A – 2029	7/1/2029	5.63%	100,517	102,808
Puerto Rico – Series A – 2031	7/1/2031	5.75%	97,632	99,536
Puerto Rico – Series A – 2033	7/1/2033	4.00%	92,580	81,415
Puerto Rico – Series A – 2035	7/1/2035	4.00%	83,217	71,136
Puerto Rico – Series A – 2037	7/1/2037	4.00%	71,422	58,607
Puerto Rico – Series A – 2041	7/1/2041	4.00%	97,107	75,788
Puerto Rico – Series A – 2046	7/1/2046	4.00%	100,990	75,591
Puerto Rico – Series A – 2024	7/1/2024	0.00%	30,955	28,452
Puerto Rico – Series A – 2033	7/1/2033	0.00%	119,142	65,670
Puerto Rico – Series A – 2043	7/1/2043	0.00%	462,266	231,133
Puerto Rico / Sales Tax – Series A – 2034	7/1/2034	4.50%	277,000	258,942
Puerto Rico / Sales Tax – Series A – 2040	7/1/2040	4.55%	140,000	124,400
Puerto Rico / Sales Tax – Series A – 2053	7/1/2053	4.75%	1,028,000	877,974
Puerto Rico / Sales Tax – Series A – 2058	7/1/2058	5.00%	2,600,000	2,295,280
Puerto Rico / Sales Tax – Series A – 2024	7/1/2024	0.00%	97,000	89,620
Puerto Rico / Sales Tax – Series A – 2027	7/1/2027	0.00%	267,000	212,828
Puerto Rico / Sales Tax – Series A – 2029	7/1/2029	0.00%	260,000	186,943
Puerto Rico / Sales Tax – Series A – 2031	7/1/2031	0.00%	336,000	213,656
Puerto Rico / Sales Tax – Series A – 2033	7/1/2033	0.00%	378,000	212,436
Puerto Rico / Sales Tax – Series A – 2046	7/1/2046	0.00%	3,597,000	810,908
Puerto Rico / Sales Tax – Series A – 2051	7/1/2051	0.00%	2,930,000	476,975
Puerto Rico / Sales Tax – Series A – 2040	7/1/2040	4.33%	1,424,000	1,230,008
Puerto Rico / Sales Tax – Series A – 2053	7/1/2053	4.54%	43,000	35,404
Puerto Rico / Sales Tax – Series A – 2058	7/1/2058	4.78%	571,000	480,262

Puerto Rico (amortized cost $8,923,001)			15,409,112	8,604,176

Oregon 6.1%
Multnomah County Hospital – Series A – 2023(m)	10/1/2023	5.45%	5,815,000	5,815,000

Oregon (amortized cost $5,815,000)			5,815,000	5,815,000

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Other Municipal Bonds (Continued)	Maturity	Coupon	Principal	Value

Washington 2.1%
Tacoma / Local Improvement District #65 – Senior Bonds – 2043	4/1/2043	5.75%	$2,185,000	$2,009,850

Washington (amortized cost $2,045,947)			2,185,000	2,009,850

Missouri 1.0%
Kansas City IDA – Series A – 2028	1/1/2028	6.75%	169,000	169,336
St Louis IDA – Series A – 2027	5/1/2027	6.75%	815,000	758,007

Missouri (amortized cost $984,000)			984,000	927,343

Oklahoma 0.5%
Haskell County Public Facilities – Series B – 2024	4/1/2024	5.25%	450,000	443,246

Oklahoma (amortized cost $450,000)			450,000	443,246

California 0.3%
Freddie Mac – 2037(g)(j)	1/1/2037	0.00%	273,160	273,160

California (amortized cost $273,160)			273,160	273,160

Other Municipal Bonds (amortized cost $109,433,763)			$116,066,272	$95,710,362

Colorado Capital Appreciation and Zero Coupon Bonds 3.9%

Colorado 100.0%
Bella Mesa MD – Series A CABs – 2049(m)	12/1/2049	0.00%	$3,780,000	$3,052,955
Colorado International Center MD #7 – Senior CABs – 2027	12/1/2027	0.00%	20,660,000	11,151,442
Conifer MD – Series B – 2031(a)(d)(g)(j)	12/1/2031	0.00%	7,470,000	2,988,000
Mayfield MD – Series C – 2050	12/15/2050	3.00%	766,000	251,654
PV ERU Holding Trust – Senior CABs – 2039(a)(m)	2/14/2039	0.00%	710,000	149,100
PV ERU Holding Trust – Senior CABs – 2039(a)(m)	2/14/2039	0.00%	3,122,000	655,620
PV ERU Holding Trust – Senior CABs – 2039(a)(m)	2/14/2039	0.00%	13,168,000	2,765,280
PV ERU Holding Trust – Senior CABs – 2037(a)(m)	12/15/2037	0.00%	14,000,000	2,940,000
Ravenna MD – Series A CABs – 2046(d)	12/1/2046	5.00%	33,685,000	29,298,202
Ravenna MD – Series A CABs – 2023(d)	12/1/2023	0.00%	325,000	303,592
Ravenna MD – Series A CABs – 2024(d)	12/1/2024	0.00%	490,000	431,391
Ravenna MD – Series A CABs – 2025(d)	12/1/2025	0.00%	585,000	485,064
Rockinghorse MD #2 – Series A CABs – 2024	1/1/2024	6.00%	3,565,000	3,678,224
Rockinghorse MD #2 – Series B – 2024	1/1/2024	6.50%	3,885,000	4,029,405
Rockinghorse MD #2 – Series C – 2024	6/1/2024	0.00%	1,115,000	1,074,604
Third Creek MD #1 – Senior CABs – 2026	12/1/2026	0.00%	2,285,000	1,316,434
Wildwing MD #1 – Senior Bonds – 2023(d)	12/1/2023	0.00%	25,000	22,866

Colorado (amortized cost $81,138,070)			109,636,000	64,593,834

Colorado Capital Appreciation and Zero Coupon Bonds (amortized cost $81,138,070)			$109,636,000	$64,593,834

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Colorado Taxable Certificates/Notes/Bonds 0.3%		Maturity	Coupon	Principal	Value

Colorado 100.0%
Colliers Hill MD #2 / Taxable – Series B – 2047		12/15/2047	6.00%	$2,250,000	$1,804,838
CECFA CEC / Aurora Charter School / Taxable – Senior Bonds – 2031(m)		7/1/2031	6.13%	1,960,000	1,817,214
Woodmen Heights MD #2 / Taxable – Subordinate Bonds – 2040(g)		12/15/2040	6.25%	1,830,000	1,691,945
Tabernash Pole Creek Note – Senior Bonds – 2022(a)(j)		12/31/2023	0.00%	227,347	88,199

Colorado (amortized cost $6,267,347)				6,267,347	5,402,196

Colorado Taxable Certificates/Notes/Bonds (amortized cost $6,267,347)				$6,267,347	$5,402,196

Total investments, at value (amortized cost $1,457,465,720)	77.2%				$1,294,119,083
Other assets net of liabilities	22.8%				381,550,760

Net Assets	100.0%				$1,675,669,843

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(a)	Defaulted or non-income producing based upon the financial condition of the issuer (see note 2 in notes to financial statements).

(b)

Originally issued as general obligation bonds but are now pre-refunded and are secured by an escrow fund consisting entirely of direct U.S. Government obligations. No pre-refunded bonds were owned by the Fund at September 30, 2022.

(c)	Represents securities whose blended characteristics are reflective of a zero coupon bond and a step rate bond. Interest rate shown represents effective yield at acquisition.

(d)	Interest rate shown for capital appreciation and zero coupon bonds represents the effective yield at the date of acquisition.

(e)

Principal-only certificate represents the right to receive the principal payments on the underlying debt security upon maturity. The price of this security is typically more volatile than that of coupon-bearing bonds of the same maturity.

(f)

Interest-only certificate represents the right to receive semi-annual interest payments on the underlying debt security. The principal amount of the underlying security represents the notional amount on which current interest is calculated. The interest rate shown represents the effective yield at the date of acquisition.

(g)	Interest rate disclosed for cash flow bond represents the effective yield at September 30, 2022. Income on this security is derived from the cash flow of the issuer.

(h)	Represents current interest rate for a step rate bond. No step rate bonds were owned by the Fund at September 30, 2022.

(i)

Terms of security have been restructured since the original issuance. The total face amount of all such restructured securities approximates $10,979,643 and a value of $6,676,227 or less than 1.0% of net assets, as of September 30, 2022.

(j)	Securities valued at fair value (see note 2 in notes to financial statements).

(k)	See note 7 in notes to financial statements for further information on purchase accrued interest related to these bonds.

(l)

The Fund has entered into a forbearance agreement under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time (see note 2 in notes to financial statements).

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(m)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $467,213,965 representing 27.88% of net assets.

(LOC)

These securities are Variable Rate Demand Obligations (“VRDO”) with scheduled principal and interest payments that have a guaranteed liquidity provider in the form of a letter of credit. These obligations bear interest at a rate that resets daily or weekly (see note 2 in notes to financial statements). The numbered list below corresponds to the liquidity provider associated with the respective LOC.

1. US Bank, N.A.

2. BNP Paribas

3. JP Morgan Chase Bank N.A.

4. Freddie Mac

The following abbreviations are used in the descriptions of securities included in the Schedule of Investments:

CABs — Capital Appreciation Bonds

CONV — Convertible

I/O — Interest Only

L/D — Local Improvement District

MD — Metropolitan District

P/O — Principal Only

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Assets and Liabilities

September 30, 2022

ASSETS
Investments, at value (amortized cost 1,457,465,720)	$1,294,119,083
— see accompanying schedule
Cash	165,701,208
Interest receivable	138,737,997
Purchase accrued interest (note 7)	92,156,671
Receivable for shares of beneficial interest sold	80,998

TOTAL ASSETS	1,690,795,957

LIABILITIES
Payables and other liabilities:
Dividends payable	2,983,870
Payable for shares of beneficial interest redeemed	483,466
Bonds payable	10,305,000
Management fees payable	704,508
Accrued expenses payable	649,270

TOTAL LIABILITIES	15,126,114

NET ASSETS	$1,675,669,843

COMPOSITION OF NET ASSETS
Paid-in capital	$1,834,620,485
Accumulated net realized gain	4,395,995
Net unrealized depreciation of investments	(163,346,637)

NET ASSETS	$1,675,669,843

NET ASSET PRICE AND REDEMPTION PRICE PER SHARE (based on 197,169,605 shares of beneficial interest outstanding at September 30, 2022 unlimited number of no par value shares authorized)	$8.50

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge of 4.75% of offering price)	$8.92

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Operations

For the Fiscal Year Ended September 30, 2022

INVESTMENT INCOME
Interest	$80,353,442
EXPENSES
Management fees (note 4)	8,824,670
Custodian fees (note 5)	125,450
Legal and auditing fees	189,064
Portfolio pricing fees	64,625
Registration fees	26,020
Shareholders’ reports	94,319
Transfer agency expenses (note 4)	258,985
Trustees’ fees	12,111
Other	185,761

Total expenses	9,781,005
Custody credits (note 5)	(93,580)

Net expenses	9,687,425

NET INVESTMENT INCOME	70,666,017

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	3,609,083
Net unrealized appreciation (depreciation) on investments	(177,996,082)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(174,386,999)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(103,720,982)

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statements of Changes in Net Assets

For the Fiscal Year Ended September 30

	2022	2021
FROM OPERATIONS:
Net investment income	$70,666,017	$63,836,562
Net realized gain on investments	3,609,083	2,539,720
Unrealized appreciation (depreciation) on investments	(177,996,082)	28,248,570

Net increase (decrease) in net assets resulting from operations	(103,720,982)	94,624,852

FROM DISTRIBUTIONS TO SHAREHOLDERS: (note 2)
Dividends to shareholders from net investment income	(70,666,017)	(63,836,562)
Net realized gain to shareholders from investment transactions	(1,463,919)	(2,933,082)

Total distributions to shareholders	(72,129,936)	(66,769,644)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares	199,577,871	284,305,602
Reinvested dividends and distributions	51,464,533	47,782,882
Redemption of shares	(167,665,085)	(86,277,451)

Increase in net assets derived from beneficial interest transactions	83,377,319	245,811,033

Net increase (decrease) in net assets	(92,473,599)	273,666,242
NET ASSETS:
Beginning of period	1,768,143,442	1,494,477,200

End of period	$1,675,669,843	$1,768,143,442

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Sales charges are not reflected in the total returns.

	For the Fiscal Year Ended September 30
For a share outstanding throughout the period	2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.39	$9.22	$9.25	$9.13	$9.05

Income From Investment Operations
Net investment income (1)	0.37	0.37	0.37	0.37	0.36
Net gain or (loss) on investments (both realized and unrealized)	(0.88)	0.19	(0.03)	0.17	0.10

Increase (decrease) from investment operations	(0.51)	0.56	0.34	0.54	0.46
Less Distributions
Dividends to shareholders from net investment income	(0.37)	(0.37)	(0.37)	(0.37)	(0.36)
Distributions from realized capital gains	$(0.01)	$(0.02)	$—	$(0.05)	$(0.02)

Total Distributions	(0.38)	(0.39)	(0.37)	(0.42)	(0.38)

Net increase (decrease) in net asset value	(0.89)	0.17	(0.03)	0.12	0.08

Net Asset Value, end of period	$8.50	$9.39	$9.22	$9.25	$9.13

Total Return, at Net Asset Value (2)	-5.72%	5.91%	3.83%	6.09%	5.29%

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment income	4.01%	3.92%	4.02%	4.02%	4.00%
Total expenses	0.55%	0.61%	0.58%	0.55%	0.56%
Net expenses	0.55%	0.61%	0.57%	0.55%	0.56%
Net assets, end of period (000s)	$1,675,670	$1,768,143	$1,494,477	$1,422,697	$1,265,958

Portfolio turnover rate (3)	9.94%	10.66%	22.54%	9.62%	27.02%

(1)	Net investment income per share was calculated using an average shares method.

(2)

Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(3)

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the value of portfolio securities owned during the period. Sales of securities include the proceeds of securities that have been called or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation. Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period ended September 30, 2022 were $389,420,038 and $118,019,381 respectively.

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements

(1)	Organization

Colorado BondShares — A Tax-Exempt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s investment objectives are to maximize income exempt from federal income taxes and from personal income taxes of the State of Colorado to the extent consistent with the preservation of capital and to seek opportunities for capital appreciation. The Fund’s investment adviser is Freedom Funds Management Company (“Freedom Funds”).

(2)	Summary of Significant Accounting Policies

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. These financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of financial position and results of operations for the reporting period. The following summarizes the significant accounting policies of the Fund:

(a)	Investment Valuation and Risk

The fair value of securities for which there is no last sales price is determined either by an independent pricing service or management, considering market transactions and dealer quotes of comparable securities as well as proprietary pricing models.

Securities for which market quotations are not readily available (or management considers otherwise are no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings are valued at current market quotations or amortized cost, whichever management believes best approximates fair value.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk and market risk. The Fund invests in non-rated securities which may be subject to a greater degree of credit risk and risk of loss of income and principal and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund concentrates its investments in Colorado and, therefore, may be impacted by specific events, issuers or factors affecting Colorado. The Fund has more credit risk related to the economic conditions of Colorado than a portfolio with a broader geographical diversification.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Accounting Standards Codification (“ASC”) 820 Fair Value Measurements and Disclosures establishes a fair value hierarchy that classifies securities based on valuation techniques used to measure fair value and distinguish between observable inputs (market data obtained from independent sources) and the reporting entities own assumptions, which are not readily observable to market participants. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Level 1 Inputs:    Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 Inputs:    Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 Inputs:    Significant unobservable inputs for the asset or liability including management’s own assumptions. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

The following table summarizes the valuation of the Fund’s investments as defined by ASC 820 hierarchy levels as of September 30, 2022:

Valuation Inputs Summary

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Other Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Colorado Taxable Certificates/ Notes/ Bonds	Total Securities September 30, 2022
Level 1 Securities	$—	$—	$—	$—	$—	$—
Level 2 Securities	1,021,981,448	93,493,592	95,437,202	61,605,834	5,313,997	1,277,832,074
Level 3 Securities	7,616,650	5,321,000	273,160	2,988,000	88,199	16,287,009

Totals	$1,029,598,098	$98,814,592	$95,710,362	$64,593,834	$5,402,196	$1,294,119,083

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Other Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Colorado Taxable Certificates/ Notes/Bonds	Totals
Level 3 Beginning Balance September 30, 2021	$3,861,650	$5,321,000	$1,865,780	$2,988,000	$88,199	$14,124,629
Unrealized Losses	—	—	—	—	—	—
Unrealized Gains	—	—	—	—	—	—
Realized Losses	—	—	—	—	—	—
Realized Gains	—	—	—	—	—	—
Purchases	—	—	—	—	—	—
Sales	—	—	(1,592,620)	—	—	(1,592,620)
Transfers In to Level 3*	3,755,000	—	—	—	—	3,755,000
Transfers Out of Level 3*	—	—	—	—	—	—

Balance as of September 30, 2022	$7,616,650	$5,321,000	$273,160	$2,988,000	$88,199	$16,287,009

* Transfers from Level 2 to Level 3 are because of a lack, or change of observable inputs or reduced market data reliability. Transfers from Level 3 to Level 2 are the result of observable inputs becoming available or increased market data reliability. The Fund’s policy is to recognize transfers into and out of Level 3 when management becomes aware of a change to significant observable input or market data reliability.

From September 30, 2021 to September 30, 2022, there were no Level 1 Securities.

Significant Unobservable Inputs Quantitative Disclosure

Level 3 Securities *	Fair Value as of September 30, 2022	Valuation Technique(s)**	Unobservable Inputs	Low	High	Weighted Average
Colorado Municipal Bonds	$7,616,650	discounted cash flow	probability of default	5.00%	100.00%	51.83%
		consensus pricing	Bond Dealer #1	9.00%	100.00%	70.68%
Short-Term Municipal Bonds	5,321,000	discounted cash flow	probability of default	5.00%	10.00%	5.95%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
Other Municipal Bonds	273,160	discounted cash flow	probability of default	1.00%	1.00%	1.00%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
Colorado Capital Appreciation and Zero Coupon Bonds	2,988,000	discounted cash flow	probability of default	100.00%	100.00%	100.00%
		consensus pricing	Bond Dealer #1	40.00%	40.00%	40.00%
Colorado Taxable Certificates/Notes/Bonds	88,199	discounted cash flow	probability of default	100.00%	100.00%	100.00%
		consensus pricing	Bond Dealer #1	38.80%	38.80%	38.80%

Total Level 3 Securities at September 30, 2022	$16,287,009

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are collateral value, probability of default, and loss severity in the event of default. Any changes in unobservable inputs may result in substantial changes to fair value measurements.

* The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2(a). The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

** Other unobservable inputs used in the discounted cash flow technique include collateral value and loss severity. These unobservable inputs are specific to the characteristics of each security being valued.

(b)	Cash

The Fund continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. As of September 30, 2022, and periodically throughout the year, the Fund has maintained balances in various operating accounts in excess of federally insured limits.

(c)	Income Tax Information and Distributions to Shareholders

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all its net investment income and any net realized gain on investments not offset by capital loss carryforwards to shareholders. The Fund distributes investment income monthly and due to the tax-exempt nature of its investments, the income is generally non-taxable to the shareholders. The Fund distributes net realized capital gains, if any, to its shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of tax allocations.

Management has reviewed the Fund’s tax position for all open tax years. As of September 30, 2022, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the Statement of Operations. The Fund has no examinations in progress.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains were as follows during the Fund’s tax years ended September 30, 2022 and September 30, 2021:

	2022	2021
Undistributed net tax-exempt income	$—	$—
Undistributed net ordinary income*	26,286	30,907
Undistributed net long-term capital gain	3,460,617	1,328,605

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

The tax character of distributions paid during the Fund’s tax years ended September 30, 2022 and September 30, 2021 was designated for purposes of the dividends paid deduction as follows:

	2022	2021
Distributions from net tax-exempt income*	$68,586,926	$61,931,323
Distributions from net ordinary income**	1,800,941	2,204,096
Distributions from net long-term capital gain	1,329,417	2,395,672

* The Fund hereby designates this amount paid during the fiscal year ended September 30, 2022, as Exempt Interest Dividends.

** Net ordinary income consists of taxable market discount income, taxable interest income and net short-term gains, if any.

At September 30, 2022, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$1,457,465,720

Gross unrealized appreciation	$10,173,137
Gross unrealized depreciation	(173,519,774)

Net unrealized depreciation of investments	$(163,346,637)

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years. At September 30, 2022, the Fund did not have any capital loss carryforwards.

(d)	Defaulted or Non-income Producing Investments

The Fund discontinues the accrual of interest income on municipal bonds when the securities become delinquent as to payment of principal or interest, or when the Fund’s investment adviser determines that an uncertainty exists as to the realization of all or a portion of the principal balance. The face amount of bonds for which the accrual of interest income has been discontinued approximates $64,872,347 and such bonds have a value of $19,236,049 or 1.15% of net assets, as of September 30, 2022. These securities have been identified in the accompanying Schedule of Investments.

The Fund has entered into forbearance agreements with one district under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time. Face amount of the bonds for which the Fund has entered into forbearance agreements total $27,375,000 and have a value of $14,508,750 or 0.87% of net assets, as of September 30, 2022. These securities have been identified in the Schedule of Investments.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(e)	Investment Transactions and Revenue Recognition

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Purchases and sales of securities, other than short-term securities, aggregated to $389,420,038 and $118,019,381 respectively.

Dividends to shareholders are declared each business day and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated using the identified-cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income is recorded on the accrual basis.

Variable Rate Demand Obligations (“VRDO”) purchased by the Fund are floating rate obligations that have a nominal long-term maturity but have a coupon rate that is reset periodically (e.g., daily or weekly). The investor has the option to put the issue back to the trustee or tender agent at any time with specified (e.g., seven days) notice; accordingly the Fund treats these obligations as short-term holdings. On September 30, 2022, the interest rates paid on these obligations ranged from 2.49% to 2.55%.

(f)	Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

(g)	Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and may increase or decrease in value prior to the delivery date. The Fund maintains segregated assets with a value equal to or greater than the amount of its purchase commitments. As of September 30, 2022, the Fund held $10,305,000 in when-issued securities.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(3)	Shares of Beneficial Interest

The Fund has an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Years Ended September 30,
	2022		2021
	Shares	Amount	Shares	Amount
Shares sold	21,909,934	$199,577,871	30,310,105	$284,304,913
Dividends reinvested	5,699,446	51,464,533	5,099,548	47,782,882

	27,609,380	251,042,404	35,409,653	332,087,795
Shares redeemed	(18,689,664)	(167,665,085)	(9,204,679)	(86,276,679)

Net increase in shares outstanding	8,919,716	$83,377,319	26,204,974	$245,811,116

(4)	Management Fees and Other Transactions with Affiliates

Management fees paid to Freedom Funds were in accordance with the investment advisory agreement with the Fund which provides for an annual fee equivalent to 0.5% of the net assets of the Fund. Freedom Funds pays all expense associated with advertising, marketing, and distributing the Fund’s shares and serves as the transfer agent, dividend disbursing agent, and registrar for the Fund. Freedom Funds provided certain transfer agency and shareholder services as part of the management fee arrangement for the period ended September 30, 2022. Transfer agency expenses on the Statement of Operations represent direct expenses charged to the Fund by third parties.

Crest Insurance, an affiliate of the investment adviser, acted as agent for the Fidelity Bond and the Errors and Omissions insurance policy maintained by the Fund and as a result received compensation in the form of commissions. The policies were provided by Traveler’s Insurance Company and all the commissions referred to above were paid by Travelers. Crest Insurance received no compensation directly from the assets of the Fund.

The Fund does not have any Trustees who are affiliated with the Adviser or Distributor. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund does not reimburse the Adviser for any compensation or fees associated with the Chief Compliance Officer.

(5)	Custody Credits

Expenses paid indirectly by the Fund represent earnings credits on cash balances maintained with the Fund’s custodian bank, UMB Bank, N.A. The earnings credits resulted in offsetting custodian fees of $93,580 for the period ended September 30, 2022.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(6)	Indemnification

From time to time the Fund may be involved in certain disputes and legal actions arising in the ordinary course of its business. While it is not feasible to predict or determine the outcome of these proceedings, in management’s opinion, based on a review with legal counsel, none of these disputes and legal actions is expected to have a material impact on its financial position or results of operations. However, litigation is subject to inherent uncertainties, and an adverse result in these matters may arise from time to time that may harm the Fund’s business.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(7)	Purchase Accrued Interest

Purchase accrued interest is typically a component of a municipal bond purchase and is paid on settlement date. The accrual period begins on the last interest payment date (or original issue date) and runs through the day immediately preceding the settlement date. The Fund has purchased three bonds from the Meadows Metropolitan Districts No. 1, 2 and 7 with an aggregate balance of purchase accrued of $90,436,317 (98.1% of the September 30, 2022 balance of $92,156,671). Approximately $215,079,925 of additional interest has accrued on the purchase accrued interest since its purchase in 2007. This additional accrued interest has been valued in accordance with GAAP at $85,506,545 and is included in other assets net of liabilities in the Schedule of Investments. This amount bears interest at the rate of 7.999% and will be received over an uncertain period of years. The value of the Meadows bonds is contained within three separate line items of the financial statements which all relate to a single set of bonds that cannot be sold separately.

(8)	Litigation

The Fund is periodically involved in various legal proceedings. As of September 30, 2022, the Fund has a litigation payable of $139,189 for all pending litigation matters primarily for the purpose of paying lawyer fees. Possible additional amounts cannot be currently estimated but will be set aside as needed. Although there can be no assurances, based on information available, management believes that it is probable that the ultimate outcome of the action described below and other matters that are pending or threatened will not have a material effect on the Fund’s financial condition.

The Fund is the beneficial owner of bonds issued in 2008 (the “Bonds”) by Marin Metropolitan District (the “District”) pursuant to a trust indenture (the “Trust Indenture”) with UMB Bank, N.A., as trustee (the “Trustee”).

On about June 24, 2022, the District filed an Amended Complaint for Declaratory and Injunctive Relief (the “Complaint”) against the Fund and the Trustee. The Complaint also names Century at Landmark, LLC, a Colorado limited liability company (“Century”) as an “Interested Party” in the Complaint on the grounds

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

that Century is the owner of the real property remaining in the District. In the Complaint, the District has asserted a single claim for relief for declaratory judgment. In essence, based on the rulings in Landmark Towers Association, Inc. v. UMB Bank, N.A. and Colorado Bondshares (District Court, Arapahoe County, Colorado Case No. 11CV1076) (the “Landmark Litigation”), the District has requested that the Court declare that the Fund and the Trustee cannot compel the District to impose a tax levy on Century’s parcel of real property within the District and that, further, the Court enjoin the Fund and the Trustee from attempting to compel the District to impose a levy on Century’s parcel of real property within the District. In response, the Fund and the Trustee asserted counterclaims for breach of the District’s resolution authorizing public debt in accordance with, and as required by, the Colorado Constitution (the “Bond Resolution”), declaratory judgment for breach of the Bond Resolution, declaratory judgment that the District has violated Colo. Const. art. XI, section 6 and the Bond Resolution, breach of the Trust Indenture, and a Declaratory Judgment that the District has violated the Trust Indenture. The parties to the litigation have recently completed initial case management procedures and initial disclosures have been served. The initial trial date has not yet been set. At this time we cannot express a judgment as to the likelihood of an unfavorable outcome, nor can we estimate the amount of potential loss.

(9)	Subsequent Events

Management has evaluated the possibility of subsequent events in the Fund’s financial statements through the date of issuance. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

A Tax-Exempt Fund

ANNUAL REPORT

September 30, 2022

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics (as defined in Item 2 of Form N-CSR), that applies to its President (Principal Executive Officer) and Treasurer (Principal Financial Officer).

(c) There have been no amendments to the code of ethics during the period covered by this report.

(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver, from the code of ethics.

(f)(3) A copy of the registrant’s code of ethics is available upon request and without charge by calling or writing the registrant at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202, telephone (303) 572-6990 or (800) 572-0069 (outside Denver).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant’s board of trustees has determined that the registrant does not have an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission pursuant to Item 3 of Form N-CSR, as no single individual appears to meet all of the independence and the financial training/experience qualifications outlined in the instructions to Form N-CSR. The board of trustees, which serves as the audit committee, has determined that it collectively has experience evaluating financial statements and understanding internal control over financial reporting and the audit committee function and has sufficient financial expertise to adequately perform its duties without the addition of an expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees and reimbursable expenses that Plante & Moran, PLLC, the registrant’s independent registered public accounting firm, billed to the registrant during the registrant’s last two fiscal years. For the reporting periods, the audit committee approved in advance all services that Plante & Moran, PLLC provided to the registrant.

The aggregate fees billed by the registrant’s independent registered public accounting firm, for professional services in the registrant’s fiscal years ended September 30, 2022 and 2021 are as follows:

	2022	2021
(a) Audit Fees	$125,000	$119,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

The above “Audit Fees” were billed for amounts related to the audit of the registrant’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The board of trustees serves as the audit committee and pre-approves all audit and non-audit services to be provided by the registrant’s independent registered public accounting firm.

(e)(2) Not applicable.

(f) Not applicable.

(g) No non-audit fees were billed by the registrant’s independent registered public accounting firm for services rendered to the registrant and the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2022 and 2021.

(h) The registrant’s independent registered public accounting firm did not provide any non-audit services to the registrant in the registrant’s fiscal years ended September  30, 2022 and 2021.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Please see the Schedule of Investments contained in the Annual Report included under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant has adopted and maintained disclosure controls and procedures (as such term is defined in Rules 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) that are designed to ensure that information required to be disclosed in the registrant’s reports under the Act, is recorded, processed, summarized and reported within the time periods required under the SEC’s rules and forms and that the information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer to allow for timely decisions regarding required disclosure.

As required by Rule 30a-3(b) of the Act, the registrant carried out an evaluation under the supervision and with the participation of its management, including its principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures within the 90-day period prior to the filing date of this report. Based on the foregoing, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Not applicable (See Item 2(f)(3) of this report).
(a)(2)(i)
(99.302)	Interim President’s (Principal Executive Officer) Section 302 Certification
(a)(2)(ii)
(99.302)	Interim Treasurer’s (Principal Financial Officer) Section 302 Certification
(b)
(99.906)	Combined Interim President & Treasurer (Principal Executive Officer and Principal Financial Officer) Section 906 Certification

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Colorado BondShares — A Tax-Exempt Fund

By (Signature and Title)	/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer

Date: December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer (Principal Executive Officer and Principal Financial Officer) Date: December 5, 2022